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                                   ITEM 16(16)
                               POWERS OF ATTORNEY
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                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of the OneAmerica Funds, Inc., a Maryland corporation, registered as an open end company under the Investment Company Act of 1940, as amended ("1940 Act"), (the "Fund"), does hereby constitute and appoint John C. Swhear and Thomas M. Zurek, each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended ("Securities Act"), 1940 Act and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of the shares of common stock of the Fund (the "Securities") and in connection with the registration of the Fund under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Fund, and the name of the undersigned as Director or an officer, as appropriate, of the Fund to a Registration Statement or to any amendment thereto filed with the SEC with respect to the Securities or with respect to the Fund and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

IN WITENESS WHEREOF, the undersigned has caused this Power of Attorney to be executed.

                                        Date: 9-9-2003

                                        /s/ Jean Wojtowicz
                                        ----------------------------
                                        Jean Wojtowicz

STATE OF INDIANA )
                 ) SS:
COUNTY OF MARION )

     Before me, Jody Arend, a Notary Public in and for said County and State, this 9th day of September, 2003, personally appeared Jean Wojtowicz, who signed her mark on the foregoing Power of Attorney, and who declared her execution of the foregoing Power of Attorney to be her free and voluntary act and deed for the purposes expressed therein.

                                        /s/ Jody T.Arend
                                        ----------------------------
                                        Notary Public

My commission expires: 7-31-09
County of residence: Boone County

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